Exhibit 32.1
Certification of Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350 As Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     I, Kevin R. Johnson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Juniper Networks, Inc. on Form 10-Q for the three months ended September 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Juniper Networks, Inc.

/s/ Kevin R. Johnson
Kevin R. Johnson
Chief Executive Officer
November 7, 2008